SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 14, 2002


                            THE ALLSTATE CORPORATION
               (Exact name of Registrant as Specified in Charter)

                   Delaware         1-11840       36-3871531
                --------------- -------------- ----------------
                (State or other  (Commission    (IRS Employer
                jurisdiction of  File Number)  Identification No.)
                 organization)


                                2775 Sanders Road
                               Northbrook, Illinois            60062
-------------------------------------------------------------------------------
                  (Address of Principal Executive Offices)      Zip


       Registrant's telephone number, including area code: (847) 402-5000


                                       N/A
          (Former Name or Former Address if Changed Since Last Report)





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Item 5.    OTHER EVENTS

Certain exhibits are filed herewith in connection with the Prospectus Supplement dated February 14, 2002 to the Prospectus dated June 19, 2000, filed as part of the Registration Statement on Form S-3 (Registration No. 333-39640; declared effective on June 30, 2000) filed by The Allstate Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and State Street Bank & Trust Company as amended by the Third Supplemental Indenture dated as of July 23, 1999 and the Sixth Supplemental Indenture dated as of June 12, 2000.

On February 14, 2002, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Lehman Brothers Inc. and certain other underwriters named therein. Pursuant to the Underwriting Agreement, the Company is issuing $350,000,000 principal amount of 6.125% Senior Notes Due 2012 (the "Securities") under an Eighth Supplemental Indenture, to be dated as of February 20, 2002 (the "Eighth Supplemental Indenture"). The Underwriting Agreement, the form of the Eighth Supplemental Indenture and an opinion of counsel are filed as exhibits hereto. The form of the Securities is included as Exhibit A to the form of the Eighth Supplemental Indenture.

The Company is also making available the unaudited financial data presented below:


                                                     As of December 31, 2001
                                                (Unaudited, Dollars in millions)
Consolidated Financial Position Data:

Investments..................................................$  79,876
Total assets...................................................109,175
Reserve for claims and claims expenses, contract
         benefits and contractholder funds......................59,194
Debt:
         Short-term................................................227
         Long-term...............................................3,694
Mandatorily redeemable preferred securities
         of subsidiary trusts......................................200
Shareholders' equity............................................17,196



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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

                (c)      Exhibits

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------

     1. Underwriting Agreement, dated as of February 14, 2002, between the Company and Lehman Brothers Inc. and certain other underwriters.

     4.1. Form of Eighth Supplemental Indenture between the Company and the Trustee, including the form of the Securities as Exhibit A.

     5.1.   Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

     12.    Computation of Earnings to Fixed Charges Ratio




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE ALLSTATE CORPORATION



                                  By:   /s/ Samuel H. Pilch
                                        -------------------------------------
                                        Name:  Samuel H. Pilch
                                        Title: Controller


Dated: February 15, 2002






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                                  EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------

     1. Underwriting Agreement, dated as of February 14, 2002, between the Company and Lehman Brothers Inc. and certain other underwriters.

     4.1. Form of Eighth Supplemental Indenture between the Company and the Trustee, including the form of the Securities as Exhibit A.

     5.1.   Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

     12.    Computation of Earnings to Fixed Charges Ratio